EXHIBIT 99.1
FORM OF VOTING AND SUPPORT AGREEMENT
WITH RESPECT TO APPROXIMATELY 28% OF THE VOTING POWER
     This Voting and Support Agreement (“Support Agreement”) is entered into as of June 26, 2011, by and between Scientific Conservation, Inc., a Delaware corporation (“Parent”), and _________________ (“Shareholder”).
Recitals
     A. Shareholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock of Servidyne, Inc., a Georgia corporation (the “Company”).
     B. Parent, Scrabble Acquisition, Inc., a Georgia corporation (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the “Merger”).
     C. In the Merger, each outstanding share of common stock of the Company is to be converted into the right to receive $3.50 in cash, except as otherwise provided in the Merger Agreement.
     D. Shareholder is entering into this Support Agreement in order to induce Parent to enter into the Merger Agreement.
AGREEMENT
     The parties to this Support Agreement, intending to be legally bound, agree as follows:
SECTION 1. CERTAIN DEFINITIONS
     For purposes of this Support Agreement:
     (a) The terms “Acquired Corporations,” “Acquisition Inquiry,” “Acquisition Proposal,” “Acquisition Transaction,” “Affiliate,” “Company Common Stock,” “Person” and “Triggering Event,” and other capitalized terms not defined in this Support Agreement, shall have the respective meanings assigned to those terms in the Merger Agreement.
     (b) Shareholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Shareholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.
     “Proxy Expiration Date” shall mean the earlier of (i) the date upon which the Merger Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.
     (c) “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company

Common Stock) Owned by Shareholder as of the date of this Support Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Support Agreement through the Proxy Expiration Date.
     (d) “Support Period” shall mean the period commencing on (and including) the date of this Support Agreement and ending on (and including) the Proxy Expiration Date.
     (e) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.
SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS
     2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the Support Period, Shareholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, Shareholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.
     2.2 Restriction on Transfer of Voting Rights. During the Support Period, Shareholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted (other than the Proxy (as defined below), and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.
     2.3 Permitted Transfers. Section 2.1 shall not prohibit a transfer of Subject Securities by Shareholder: (a) if Shareholder is an individual (i) to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, or (ii) upon the death of Shareholder; or (b) if Shareholder is a partnership or limited liability company, to one or more partners or members of Shareholder or to an affiliated corporation under common control with Shareholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Support Agreement.
SECTION 3. VOTING OF SHARES
     3.1 Voting Covenant. Shareholder hereby agrees that, during the Support Period, at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company, unless otherwise directed in writing by Parent, Shareholder shall cause the Subject Securities to be voted:
     (a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any action in furtherance of any of the foregoing;

     (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and
     (c) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any other Acquired Corporation; (ii) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any other Acquired Corporation; (iii) any reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company: (iv) any change in a majority of the board of directors of the Company; (v) any amendment to the Company’s certificate of incorporation or bylaws; (vi) any material change in the capitalization of the Company or the Company’s corporate structure; and (vii) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Support Agreement.
During the Support Period, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)”, clause “(b)” or clause “(c)” of the preceding sentence.
     3.2 Proxy; Further Assurances.
     (a) Contemporaneously with the execution of this Support Agreement: (i) Shareholder shall deliver to Parent a proxy in the form attached to this Support Agreement as Exhibit A, which shall be irrevocable (at all times prior to the Proxy Expiration Date) to the fullest extent permitted by law with respect to the shares referred to therein (the “Proxy”); and (ii) Shareholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Exchange Act), but not of record, by Shareholder. The Proxy shall expire and be of no further force or effect upon the Proxy Expiration Date. It is agreed that Parent will only vote the shares of Company Common Stock subject to the Proxy with respect to the matters specified in, and in accordance with the provisions of the Proxy, and will cause any other named proxies or substituted proxies to do the same, and to otherwise comply with Parent’s obligations under this Support Agreement.
     (b) During the Support Period, shareholder shall, at Shareholder’s own reasonable expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Support Agreement.
     (c) During the Support Period, Shareholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Support Agreement or otherwise take any other action with respect to any of the Subject Securities that would in any way restrict, limit or interfere with the performance of any of Shareholder’s obligations hereunder or any of the actions contemplated hereby.
SECTION 4. WAIVER OF APPRAISAL RIGHTS
     Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction involving Parent that Shareholder or any other Person may have by virtue of, or with respect to, any shares of Company Common Stock Owned by Shareholder.
SECTION 5. CERTAIN COVENANTS
     Shareholder agrees that, during the Support Period, Shareholder shall not directly or indirectly, and shall ensure that each of Shareholder’s Representatives (as defined in the Merger Agreement) does not directly or indirectly:
     (a) solicit, initiate, encourage, assist, induce or facilitate the making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry;
     (b) furnish or otherwise provide access to any information regarding any of the Acquired Corporations to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry;
     (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry;
     (d) make any disclosure or communication to any Person (other than Shareholder or any Representative of Shareholder) regarding the Merger, any of the other Contemplated Transactions, this Support Agreement, the Merger Agreement or any Acquisition Proposal or Acquisition Inquiry (without Parent’s prior written approval) unless (i) Shareholder shall have been advised by Shareholder’s outside legal counsel that such disclosure or communication is required by applicable law and (ii) prior to making such disclosure or communication, Shareholder shall have provided Parent with reasonable (and in no event less than 48 hours’) advance written notice of Shareholder’s intent to make such disclosure or communication, the content of such disclosure or communication and the identities of the Persons to which such disclosure or communication is intended to be made;
     (e) support, endorse, approve, adopt or accept any Acquisition Proposal, or enter into any letter of intent, memorandum of understanding, agreement in principle or Contract constituting or relating directly or indirectly to any Acquisition Proposal or Acquisition Transaction;
     (f) take any action that could result in the revocation or invalidation of the Proxy or that is reasonably determined by Parent to suggest that Shareholder no longer supports the Merger; or
     (g) agree or publicly propose to take any of the actions referred to in this Section 5 or otherwise prohibited by this Support Agreement.
Shareholder shall immediately cease and discontinue any existing discussions with any Person that related to any Acquisition Proposal or Acquisition Inquiry.
SECTION 6. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER
     Shareholder hereby represents and warrants to Parent as follows:

     6.1 Authorization, etc. Shareholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Support Agreement and the Proxy and to perform Shareholder’s obligations hereunder and thereunder. This Support Agreement and the Proxy have been duly authorized, executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If Shareholder is a corporation, then Shareholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Shareholder is a general or limited partnership, then Shareholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. Shareholder and its Representatives have reviewed and understand the terms of this Support Agreement, and Shareholder has consulted and relied upon Shareholder’s counsel in connection with this Support Agreement.
     6.2 No Conflicts or Consents.
     (a) The execution and delivery of this Support Agreement and the Proxy by Shareholder do not, and the performance of this Support Agreement and the Proxy by Shareholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or by which Shareholder or any of Shareholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any Contract to which Shareholder is a party or by which Shareholder or any of Shareholder’s Affiliates or properties is or may be bound or affected.
     (b) The execution and delivery of this Support Agreement and the Proxy by Shareholder do not, and the performance of this Support Agreement and the Proxy by Shareholder will not, require any consent or approval of any Person. The execution and delivery of any additional proxy pursuant to Section 3.2(a)(ii) with respect to any shares of Company Common Stock that are owned beneficially but not of record by Shareholder do not, and the performance of any such additional proxy will not, require any consent or approval of any Person. No consent of, or registration, declaration or filing with, any Governmental Body is required to be obtained or made by or with respect to Shareholder in connection with the execution, delivery or performance of this Support Agreement or the consummation of the transactions contemplated hereby, other than such reports under Section 13(d), 14 and 16 of the Exchange Act as may be required in connection with this Support Agreement.
     (c) Exhibit B identifies each Contract under which Shareholder or any Affiliate of Shareholder has or may acquire any right against any of the Acquired Corporations, other than rights to indemnification, exculpation and under insurance policies and health and welfare benefit plans generally available to the directors and officers of the Acquired Corporations. Except as disclosed on Exhibit B and other than rights to indemnification, exculpation and under insurance policies and health and welfare benefit plans generally available to the directors and officers of the Acquired Corporations, neither Shareholder nor any Affiliate of Shareholder shall have any rights or claims under any such Contract against the Company, Parent or any other Person after the Effective Time.
     6.3 Title to Securities. As of the date of this Support Agreement: (a) Shareholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b)

Shareholder holds (free and clear of any Encumbrances) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.
     6.4 Accuracy of Representations. The representations and warranties of Shareholder contained in this Support Agreement are accurate and complete in all respects as of the date of this Support Agreement, and will be accurate in all respects at all times through and including the Proxy Expiration Date as if made as of any such time or date.
     6.5 Brokers. No financial advisor, investment banker, broker, finder, agent or other Person is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Support Agreement based upon arrangements made by or on behalf of Shareholder.
     6.6 Merger Agreement. Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Shareholder’s execution and delivery of this Support Agreement.
SECTION 7. representations and warranties of parent
     7.1 Authorization, etc. This Support Agreement has been duly authorized, executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.
     7.2 No Conflicts or Consents.
     (a) The execution and delivery of this Support Agreement by Parent does not, and the performance of this Support Agreement by Parent will not conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent or by which Parent or any of Parent’s properties is or may be bound or affected.
     (b) The execution and delivery of this Support Agreement by Parent does not, and the performance of this Support Agreement by Parent will not, require any consent or approval of any Person. No consent of, or registration, declaration or filing with, any Governmental Body is required to be obtained or made by or with respect to Parent in connection with the execution, delivery or performance of this Support Agreement or the consummation of the transactions contemplated hereby, other than such reports under Section 13(d), 14 and 16 of the Exchange Act as may be required in connection with this Support Agreement.

     7.3 Accuracy of Representations. The representations and warranties of Parent contained in this Support Agreement are accurate and complete in all respects as of the date of this Support Agreement, and will be accurate in all respects at all times through and including the Proxy Expiration Date as if made as of any such time or date.
SECTION 8. ADDITIONAL COVENANTS OF SHAREHOLDER
     8.1 Shareholder Information. Shareholder hereby agrees to permit the Company, Parent and Merger Sub to publish and disclose in the Proxy Statement Shareholder’s identity and ownership of shares of Company Common Stock and the nature of Shareholder’s commitments, arrangements and understandings under this Support Agreement.
8.2 Stop Transfer Instructions. If requested by Parent, Shareholder shall cause the Company to issue appropriate “stop transfer” instructions to the Company’s transfer agent to ensure compliance with the restrictions contained in Section 2 hereof.
SECTION 9. MISCELLANEOUS
     9.1 Survival of Representations, Warranties and Agreements. Except as otherwise provided herein, all representations, warranties, covenants and agreements made by Shareholder in this Support Agreement, and Parent’s rights and remedies with respect thereto, shall survive the Proxy Expiration Date.
     9.2 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Support Agreement shall be paid by the party incurring such costs and expenses.
     9.3 Notices. Each notice, request, demand or other communication under this Support Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent on a business day by email before 5:00 p.m. (Georgia time) on the day sent by email and receipt is confirmed, when transmitted; (c) if sent by email on a day other than a business day and receipt is confirmed, or if sent by email after 5:00 p.m. (Georgia time) on the day sent by email and receipt is confirmed, on the business day following the date on which receipt is confirmed; (d) if sent by registered, certified or first class mail, the third business day after being sent; and (e) if sent by overnight delivery via a national courier service, two business days after being delivered to such courier, in each case to the address or email set forth beneath the name of such party below (or to such other address or email as such party shall have specified in a written notice given to the other parties hereto):
     if to Shareholder:
at the address set forth on the signature page hereof;
     and if to Parent:
Scientific Conservation, Inc.
116 New Montgomery Suite 635
San Francisco, CA 94105
Attention: General Counsel
Facsimile: (415) 625-4601

with a copy to (which copy shall not constitute notice):
Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121
Attention: Steve Przesmicki
Facsimile: (858) 550-6420
E-Mail: przes@cooley.com
     9.4 Severability. Any term or provision of this Support Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Support Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
     9.5 Entire Agreement. This Support Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, written or oral, between the parties with respect thereto. No addition to or modification of any provision of this Support Agreement shall be binding upon either party unless made in writing and signed by both parties. No agreement, understanding or arrangement of any nature regarding the subject matter of this Support Agreement shall be deemed to exist between Parent and Shareholder unless and until this Support Agreement has been duly and validly executed on behalf of both parties.
     9.6 Assignment; Binding Effect. Except as provided herein, neither this Support Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Shareholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Support Agreement shall be binding upon Shareholder and [Shareholder’s heirs, estate, executors and personal representatives and]1 Shareholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Support Agreement, this Support Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Support Agreement, expressed or implied, is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.
     9.7 Independence of Obligations. The covenants and obligations of Shareholder set forth in this Support Agreement shall be construed as independent of any other agreement or arrangement between Shareholder, on the one hand, and the Company or Parent, on the other. The existence of any

[1]	Bracketed language for individuals only.

claim or cause of action by Shareholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Shareholder.
     9.8 Actions of Representatives. Shareholder acknowledges and agrees that any action inconsistent with any provision of this Support Agreement that is taken by any Representative, partner, member or Affiliate of Shareholder, shall be deemed to constitute a breach of such provision by Shareholder.
     9.9 Specific Performance. Shareholder agrees that irreparable damage would occur in the event that any of the provisions of this Support Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Support Agreement or in the Proxy, Parent shall be entitled, without proof of actual damages (in addition to any other remedy that may be available to it, including monetary damages), to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Shareholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.10. and Shareholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
     9.10 Non-Exclusivity. The rights and remedies of Parent under this Support Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Support Agreement, and the obligations and liabilities of Shareholder under this Support Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable Legal Requirements.
     9.11 Governing Law; Jurisdiction; Waiver of Jury Trial.
     (a) This Support Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Service of any process, summons, notice or document to either party’s address and in the manner set forth in Section 9.3 shall be effective service of process for any such action.
     (b) EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUPPORT AGREEMENT OR THE PROXY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPORT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS SUPPORT AGREEMENT OR TO THE PROXY. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT

MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS SUPPORT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11(b)
     9.12 Counterparts. This Support Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Support Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Support Agreement.
     9.13 Attorneys’ Fees. If any legal action or other legal proceeding relating to this Support Agreement or the enforcement of any provision of this Support Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).
     9.14 Waiver. No failure or the part of Parent to exercise any power, right, privilege or remedy under this Support Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Support Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Support Agreement, or any power, right, privilege or remedy of Parent under this Support Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
     9.15 Fiduciary Responsibilities.
     Shareholder is signing this Agreement solely in his or its capacity as an owner of shares of Company Common Stock. Notwithstanding any other provision of this Support Agreement to the contrary, nothing contained in this Support Agreement shall limit or otherwise restrict the rights and obligations of any Shareholder or any Representative of a Shareholder serving on the board of directors of the Company or any other director or officer in his capacity as a director or officer of the Company from taking any action, or omitting to take any action in his or her capacity as a director or officer of the Company, to the extent such action is permitted to be taken or omitted to be taken by the Company or the Company’s board of directors under the Merger Agreement, and no such action taken, or omitted to be taken, by such Representative or other director or officer in such capacity shall be deemed to constitute a breach of any provision of this Support Agreement.
     9.16 Construction.
     (a) For purposes of this Support Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
     (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Support Agreement.

     (c) As used in this Support Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
     (d) Unless otherwise indicated or the context otherwise requires: (i) all references in this Support Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Support Agreement and Exhibits to this Support Agreement; and (ii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement.
     (e) The captions contained in this Support Agreement are for convenience of reference only, shall not be deemed to be a part of this Support Agreement and shall not be referred to in connection with the construction or interpretation of this Support Agreement.
[Remainder of page intentionally left blank]

     Parent and Shareholder have caused this Support Agreement to be executed as of the date first written above.

Scientific Conservation, Inc.

By

Title
Signature Page to Voting and Support Agreement

     Parent and Shareholder have caused this Support Agreement to be executed as of the date first written above.

Shareholder

Signature

Printed Name

Address:

Facsimile:

Additional Securities
Shares Held of Record	Options and Other Rights	Beneficially Owned

Signature Page to Voting and Support Agreement

Exhibit A
Form Of Irrevocable Proxy
     The undersigned shareholder (the “Shareholder”) of Servidyne, Inc., a Georgia corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Russ McMeekin, Jeff Moran, Dana DuFrane and Scientific Conservation, Inc., a Delaware corporation (“Parent”), and each of them, the attorneys and proxies of the Shareholder, with full power of substitution and resubstitution, to the full extent of the Shareholder’s rights with respect to (i) the outstanding shares of capital stock of the Company owned of record by the Shareholder as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the Shareholder may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “Shares.”) Upon the execution hereof, all prior proxies given by the Shareholder with respect to any of the Shares are hereby revoked, and the Shareholder agrees that no subsequent proxies will be given with respect to any of the Shares.
     This proxy is irrevocable, shall survive the Shareholder’s liquidation or termination, is coupled with an interest and is granted in connection with, and as security for, the Voting and Support Agreement, dated as of the date hereof, between Parent and the Shareholder (the “Support Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger, dated as of the date hereof, among Parent, Scrabble Acquisition, Inc., a wholly-owned subsidiary of Parent, and the Company (the “Merger Agreement”). This proxy will terminate on the Proxy Expiration Date (as defined in the Support Agreement).
     The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until (and including) the Proxy Expiration Date at any meeting of the shareholders of the Company, however called, and in connection with any written action by consent of shareholders of the Company:
     (i) in favor of (A) the merger contemplated by the Merger Agreement (the “Merger”), the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (B) each of the other actions contemplated by the Merger Agreement and (C) any action in furtherance of any of the foregoing; and
     (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and
     (iii) against the following actions (other than the Merger and the other transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) any sale, lease, sublease, license, sublicense or transfer of a material portion of the rights or other assets of the Company or any direct or indirect subsidiary of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company or any direct or indirect subsidiary of the Company; (D) any change in a majority of the board of directors of the Company; (E) any amendment to the Company’s certificate of incorporation or bylaws; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected to impede, interfere with,

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delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or the Support Agreement.
     The Shareholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.
     This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Shareholder (including any transferee of any of the Shares).
     Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Shareholder agrees that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
Dated: [•], 2011

Shareholder

Signature

Printed Name

Number of shares of common stock of the Company owned of record as of the date of this proxy:

Signature Page to Irrevocable Proxy

Exhibit B
Certain Contracts

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